TRADING ASSETS	12 Months Ended
Dec. 31, 2010
Trading Securities Balance Sheet Reported Amounts [Abstract]
TRADING ASSETS
NOTE 10: TRADING ASSETS
Fair value of debt and equity assets held for trading purposes at December 31, comprised:

	2009	2010
	(EUR in thousands)
Greek government bonds	2,070,858	4,964
Debt securities issued by other governments and public sector entities	194,986	177,333
Debt securities issued by Greek financial institutions	175,933	29,620
Debt securities issued by foreign financial institutions	344,022	398,845
Corporate debt securities issued by Greek companies	160,340	16,956
Corporate debt securities issued by foreign companies	165,649	110,448
Equity securities issued by Greek companies	29,692	6,082
Equity securities issued by foreign companies	7,682	10,272
Mutual fund units	18,578	19,854
Total	3,167,740	774,374

Net unrealized losses on trading assets (debt and equity) of EUR 38,821 thousand EUR 74,990 thousand, and EUR 71,670 thousand were included in earnings during 2008, 2009 and 2010, respectively.

During 2010, the Group, in accordance with its policy regarding transfers of investments between categories (see Note 3), and due to the current crisis in the Greek bond markets, transferred certain trading securities with fair value at the date of the reclassification of EUR  1,357.0  million to available-for-sale securities and EUR  290.8  million to held-to-maturity securities.

Trading assets include securities that are pledged as collateral of EUR 934 million and EUR 419 million as at December 31, 2009 and 2010, respectively. In the previous year's filing, the amount of trading assets pledged as collateral relating to 2009 inadvertently included an amount of EUR 829 million relating to Greek treasury bills that were included in money market investments on the balance sheet. This year, this amount is correctly presented as money market investments pledged as collateral (see Note 9).